                                                                  EXHIBIT 10.2.2

                              AMENDMENT NUMBER ONE

                              COOPERATION AGREEMENT

ORBCOMM Inc.; Stellar Satellite Communications Ltd. and Delphi Electronics & Safety Division (the "Parties") have entered into a Cooperation Agreement ("Agreement") effective as of May 18, 2004. The Parties wish to amend Section
7.1 of the Agreement to extend the expiration date of the Agreement from December 31, 2005 to December 31, 2007. Accordingly, the amended Section 7.1 will read as follows:

7.1 Term of the Agreement

The term of this Agreement is until December 31, 2007. This Agreement may be extended upon the mutual written agreement of the Parties.

The Parties acknowledge and agree that the correct names of the Parties to the Agreement are as stated in this Amendment Number One.

IN WITNESS WHEREOF, the Parties have caused this Amendment Number One of the Agreement to be effective on the last date of signature hereto.

ORBCOMM INC.                                      DELPHI INCORPORATED
                                                  DELPHI ELECTRONICS & SAFETY
                                                  DIVISION

By: /s/ Jerome B. Eisenberg                   By: /s/ Kenneth L. Erickson
    -----------------------------------           -----------------------

Printed Name: Jerome B. Eisenberg             Printed Name: Kenneth L. Erickson

Title: Chief Executive Officer                Title: Business Line Executive,
                                                     Integrated Media Systems

Date December 27, 2005                        Date 12/12/05

STELLAR SATELLITE COMMUNICATIONS LTD

By: /s/ Zvi Huber
    -----------------------------------
Printed Name: Zvi Huber

Title: General Manager

Date 12/28/05